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                                                                    Exhibit 10.4


                        EXECUTIVE STOCK PLEDGE AGREEMENT

                  THIS EXECUTIVE STOCK PLEDGE AGREEMENT (this "PLEDGE AGREEMENT") is made as of September 7, 2001 between Ken S. Bajaj ("PLEDGOR") and DigitalNet Holdings, Inc. (the "COMPANY").

                  The Company and Pledgor are parties to a Senior Management Agreement, dated as of September 7, 2001 (the "SENIOR MANAGEMENT AGREEMENT"), pursuant to which Pledgor will purchase up to 6,231,138 shares of the Company's Common Stock, $0.001par value per share (the "RESERVED SHARES"), for an aggregate purchase price of up to $623,114. The aggregate number of Reserved Shares will be purchased over time by Pledgor in accordance with Sections 1(a)(i) and 1(b)(ii) of the Senior Management Agreement (a "RESERVED SHARE PURCHASE"). The Company has allowed Pledgor to purchase a portion of the Reserved Shares by delivery to the Company of a revolving promissory note (the "NOTE"). As set forth in Section 2 of the Senior Management Agreement, from time to time the Company may repurchase all or a portion of the Reserved Shares ( a "RESERVED SHARE REPURCHASE"), which shall reduce the number of Reserved Shares held by the Pledgor. The number of Reserved Shares held at any time by the Pledgor (as adjusted for Reserved Share Purchases and Reserved Share Repurchases) shall be defined as the "PLEDGED SHARES." This Pledge Agreement provides the terms and conditions upon which the Note is secured by a pledge to the Company of the Pledged Shares.

                  NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as partial payment for the Pledged Shares, Pledgor and the Company hereby agree as follows:

                  1. PLEDGE. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

                  2. DELIVERY OF PLEDGED SHARES. Upon the execution of this Pledge Agreement and upon any Reserved Share Purchase, Pledgor shall deliver to the Company the certificate(s) representing the Pledged Shares, together with duly executed forms of assignment sufficient to transfer title thereto to the Company.

                  3. VOTING RIGHTS; CASH DIVIDENDS. Notwithstanding anything to the contrary contained herein, during the term of this Pledge Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Shares and shall be entitled to receive all cash dividends paid in respect of the Pledged Shares. Upon the occurrence of and during the continuance of any such default, Pledgor shall no longer be able to

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vote the Pledged Shares and the Company shall apply all such cash dividends payable on the Pledged Shares against any unpaid portion of the Note.

                  4. STOCK DIVIDENDS; DISTRIBUTIONS, ETC. If, while this Pledge Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

                  5. DEFAULT. If Pledgor defaults in the payment of the principal or interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note or this Pledge Agreement occurs (including, without limitation, the bankruptcy or insolvency of Pledgor), the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including, without limitation, the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of Delaware or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. Pledgor shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including, without limitation, the fees of any attorneys employed by the Company to collect such deficiency.

                  6. COSTS AND ATTORNEYS' FEES. All reasonable costs and expenses (including, without limitation, attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder.

                  7. PAYMENT OF INDEBTEDNESS AND RELEASE OF PLEDGED SHARES. Upon payment in full of the indebtedness evidenced by the Note, the Company shall surrender all of the Pledged Shares (and any dividends held as security) to Pledgor together with all forms of assignment.


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Upon a Reserved Share Repurchase, the Company shall surrender to the purchaser of the Reserved Shares (upon receipt of payment therefor) the number of Reserved Shares being repurchased together with all forms of assignment.

                  8. NO OTHER LIENS; NO SALES OR TRANSFERS. Pledgor hereby represents and warrants that he has good and valid title to all of the Pledged Shares, free and clear of all liens, security interests and other encumbrances, other than pursuant to the Senior Management Agreement and a Stockholders Agreement dated as of September 7, 2001 among the Company and certain of its stockholders (including, without limitation, Pledgor), and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or Pledgor's rights or a holder thereof, other than pursuant to this Agreement, or (ii) sell or otherwise transfer any Pledged Shares or any interest therein.

                  9. FURTHER ASSURANCES. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

                  10. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  11. NO WAIVER; CUMULATIVE REMEDIES. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

                  12. WAIVERS, AMENDMENTS; APPLICABLE LAW. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Delaware.

                                    * * * * *

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                  IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.


                                            DIGITALNET HOLDINGS, INC.


                                            By: /s/ KEN S. BAJAJ
                                               ---------------------------------

                                            Name: KEN S. BAJAJ
                                                 -------------------------------

                                            Its: CHIEF EXECUTIVE OFFICER
                                                --------------------------------


                                            /s/ KEN S. BAJAJ
                                            ------------------------------------
                                            KEN S. BAJAJ